Exhibit 4

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

PURCHASE AGREEMENT NUMBER XLR-PA-04258

between

THE BOEING COMPANY

and

Aviation Finance And Leasing S.à r.l.

Relating To Boeing Model 737 Max X Aircraft

XLR-PA-04258	PA Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

XLR-PA-04258	PA Page 2
BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1402898	Seller Purchased Equipment

LA-1402899	Spare Parts Initial Provisioning

LA-1402900	Spares Flight Crew Training

RESTRICTED LETTER AGREEMENTS

LA-1402901	[***]

LA-1402902	[***]

LA-1402903	[***]

LA-1402904	Performance Guarantees

LA-1402905	Promotional Support

Intentionally left blank

LA-1402907	[***]

LA-1402908	Shareholder Approval

LA-1402909	[***]

LA-1402910	[***]

LA-1402911	Open Matters

LA-1402912	Option Aircraft

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258	PA Page 3
BOEING PROPRIETARY

Purchase Agreement No. PA-04258

between

The Boeing Company

and

Aviation Finance and Leasing S.à r.l.

This Purchase Agreement No. PA-04258 between The Boeing Company, a Delaware corporation, (Boeing) and Aviation Finance and Leasing S.à r.l. (Customer) binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 737 MAX X aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of March 18, 2013 between the parties, identified as AGTA-XLR (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737 MAX X aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1            Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2            Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1            Boeing acknowledges it will receive a deposit in the amount shown in Table 1 for each Aircraft (Deposit) as part of the advance payments due upon signing of this Purchase Agreement.

4.2            The standard advance payment schedule for the Model 737 MAX X aircraft requires Customer to make certain advance payments, [***].

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258	PA Page 4
BOEING PROPRIETARY

Additional advance payments for each Aircraft are due as specified [***] in the attached Table 1.

4.3            [***]

4.4            Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1            Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2            Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit BFE1 contains the applicable airframe and optional features escalation formula.

5.3            Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4            Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a Model 737 MAX X aircraft whether such Model 737 MAX X aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft. Customer has taken possession of a Model 737 MAX X aircraft and has already had the benefits of the Entitlements, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of Model 737 MAX X aircraft.

5.5            Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6            Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7            Public Announcement. Boeing or Customer may make a public announcement regarding Customer’s purchase of the Aircraft upon receiving the other party’s consent. The press release must be approved by both parties.

5.8            Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258	PA Page 5
BOEING PROPRIETARY

of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

September 7th, 2014
Date

THE BOEING COMPANY	AVIATION FINANCE AND LEASING S.À.R.L.

/s/ David F. Langley	/s/ Howard Millar
Signature	Signature

David F. Langley	Howard Millar
Printed name	Printed name

Attorney-in-Fact	Director

Title	Title

XLR-PA-04258	PA Page 6
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-04258
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737 MAX X [***]	Detail Specification:	[***]
Engine Model/Thrust:	[***] [***]	Airframe Price Base Year/Escalation Formula:	[***] [***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***] [***]
Optional Features Estimate:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI)	[***]
Buyer Furnished Equipment (BPE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2019	4	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2019	7	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2019	7	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2019	7	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
May-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2021	2	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2021	3	[***]	[***]	[***]	[***]	[***]	[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258 68993-1F.TXT	Page 1
Boeing Proprietary

Table 1 To
Purchase Agreement No. PA-04258
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2021	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	[***]	[***]	[***]	[***]	[***]
May-2021	2	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2021	3	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2021	3	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2022	2	[***]	[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2022	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]	[***]	[***]	[***]	[***]

Total:            100

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258 68993-1F.TXT	Page 2
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-04258
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

Note:

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258 68993-1F.TXT	Page 3
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à r.l.

Exhibit A to Purchase Agreement Number PA-04258

XLR-PA-04258-EXA	EXA Page 1
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated ______________________

relating to

BOEING MODEL 737 MAX X AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of letter agreement XLR-PA-04258-LA-1402911 to the Purchase Agreement, entitled “Open Matters”.

XLR-PA-04258-EXA	EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND
RESPONSIBILITIES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à. r.l.
Exhibit B to Purchase Agreement Number PA-04258

XLR-PA-04258-EXB	EXB Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1            Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than three (3) months prior to delivery of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2	Certificate of Sanitary Construction.

1.2.1            U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2            Non-U.S. Registered Aircraft. Customer confirms it requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft. Boeing will use best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3	Customs Documentation.

1.3.1            Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2            General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration,

XLR-PA-04258-EXB	EXB Page 2
BOEING PROPRIETARY

for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3            Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)
the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

XLR-PA-04258-EXB	EXB Page 3
BOEING PROPRIETARY

4.	DELIVERY ACTIONS BY BOEING.

4.1            Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2            Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3            Schedule for Customer’s Flight Crew. Boeing will inform Customer no later than four (4) weeks prior to the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.5            Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6            Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7            Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1            Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2            Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3            Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-EXB	EXB Page 4
BOEING PROPRIETARY

5.4            TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Boeing will provide assistance, however Customer is responsible for application for the TSA waiver and obtaining TSA approval. Upon request Customer will provide a copy of the approved TSA waiver to Boeing prior to delivery.

5.5            Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

XLR-PA-04258-EXB	EXB Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit AE1
to Purchase Agreement Number PA-04258

XLR-PA-04258-AE1	AE1 Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa=            Airframe Price Adjustment. (For Model 737 MAX X the Airframe Price includes the Engine Price at its basic thrust level.)

P =            Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

Where:

EClb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing - Total Compensation (BLS Series ID CIU2013000000000I). calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

XLR-PA-04258-AE1	AE1 Page 2
BOEING PROPRIETARY

Where:

CPlb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index - All Urban Consumers (BLS Series ID CUUROOOOSAO), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)
The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth} using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1            If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such

XLR-PA-04258-AE1	AE1 Page 3
BOEING PROPRIETARY

Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2            Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3            In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4            If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)
The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)
The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to

XLR-PA-04258-AE1	AE1 Page 4
BOEING PROPRIETARY

the next highest digit when the 5th digit is equal to five (5) or greater.

XLR-PA-04258-AE1	AE1 Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-04258

XLR-PA-04258-BFE1	BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[***]

Galley Inserts	[***]

Seats (passenger)	[***]

Overhead & Audio System	[***]

In-Seat Video System	[***]

Miscellaneous Emergency Equipment	[***]

Cargo Handling Systems* (Single Aisle Programs only)	[***]

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

**Actual supplier selection dates will be provided on, or around the date when Boeing provides notice of the scheduled delivery month to Customer. Boeing will communicate In advance with Customer to insure lead times are reasonable.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [***] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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2.	On-dock Dates and Other Information.

On or before nine (9) months prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes. preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates
	Aircraft	Aircraft
Seats	Preliminary BFE on-dock dates will be provided at least 24 months prior to the first Aircraft delivery.
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material Cargo Systems
(Single Aisle Programs) Provision Kits
(Single Aisle Programs)
Radomes (Single Aisle Programs)

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request. Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions. including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

XLR-PA-04258-BFE1	BFE1 Page 3
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVIATION FINANCE AND LEASING S.À.R.L.

Supplemental Exhibit CS1

to Purchase Agreement Number PA-04258

XLR-PA-04258-CS1	CS1 Page 1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized support program (Customer Support Program) to be furnished by Boeing in support of the Aircraft.

The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1	[***]

1.2	[***]

1.3	[***]

1.4	[***]

1.5	[***]

1.6            Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including interactive media (formerly computer based training courseware), instrument panel wall charts, DVD programs, and student reference guide, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1            Boeing will provide flight crew differences training [***] with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2	[***]

2.3            Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including interactive media (formally flight differences computer based training courseware), instrument panel wall charts, DVD Programs, flight attendant manuals, etc. will be provided for use in Customer’s own training program.

2.3.1	[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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3.	Planning Assistance.

3.1            Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1	Maintenance Planning Assistance. [***]

3.1.2	ETOPS Maintenance Planning Assistance. [***]

3.1.3	GSE/Shops/Tooling Consulting. [***]

3.1.4	Maintenance Engineering Evaluation [***]

3.2	Spares.

3.2.1	Recommended Spares Parts List (RSPL). A customized RSPL will be provided to identify spare parts required for the Customer Support Program.

3.2.2	Provisioning Training. [***]

3.2.3	Spares Provisioning Conference. A provisioning conference will be conducted at Boeing’s facilities or via a teleconference where documentation and technical expertise are available.

4.	Technical Data and Documents.

4.1	Flight Operations.

Airplane Flight Manual
Airplane Rescue and Fire Fighting Information
Dispatch Deviation Guide

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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BOEING PROPRIETARY

ETOPS Guide Vol. 111
FMC Supplementary Data Document
Flight Crew Operations Manual and Quick Reference Handbook
Flight Crew Training Manual
Performance Engineer’s Tool
Jet Transport Performance Methods
Operational Performance Software
Weight and Balance Manual Chapter 1 Control and Loading

4.2	Maintenance.

Aircraft Maintenance Manual
Component Maintenance Manual
Fault Isolation Manual
Fault Reporting Manual
Fuel Measuring Stick Manual
Illustrated Parts Catalog
Nondestructive Test Manual
Power Plant Buildup Manual
Service Bulletins and Index
Standard Overhaul Practices Manual Chapter 20
Standard Wiring Practices Manual Chapter 20
Structural Repair Manual
System Schematic Manual
Wiring Diagram Manual

4.3	Service Engineering.

Maintenance Tips
Service Letters

4.4	Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals
ETOPS Configuration, Maintenance and Procedures
ETOPS Guide Vol. I and II
Maintenance Planning Data Document
Maintenance Task Cards and Index

4.5	Facilities and Equipment Planning.

Airplane Recovery Document
Engine Ground Handling Document
GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual
Maintenance Facility and Equipment Planning Document
Special Tool and Ground Handling Equipment Drawing and Index

4.6	Airport Technology.

Airplane Characteristics for Airport Planning

4.7	Supplier Technical Data.

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BOEING PROPRIETARY

Overhaul Manual/Component Maintenance Manual Index
Product Support Supplier Directory
Supplier Assembly Drawings
Supplier Component Maintenance Manuals
Supplier Ground Support Equipment List
Supplier Product Support and Assurance Agreements Documents Vol. I and II
Supplier Publications Index
Supplier Service Bulletins
Supplier Spare Part Price Catalog

4.8	Product Standard.

Product Standard Data System

4.9	Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

5.	Aircraft Information.

5.1	Aircraft Information [***]

5.2	License Grant. [***]

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AVIATION FINANCE AND LEASING S.À.R.L.

Supplemental Exhibit EE1
to Purchase Agreement Number PA-04258

XLR-PA-04258-EE1	EE1 Page 1
BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737 MAX X AIRCRAFT

1.	ENGINE ESCALATION.

[***]

2.	ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

[***]

2.1            Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and CFM LEAP-1B type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2	Patents.

2.2.1	[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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[***]

[***]

2.3	Initial Warranty. [***]

2.4	Warranty Pass-On.

[***]

[***]

[***]

2.5	New Engine Warranty.

[***]

[***]

[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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[***]

[***]

[***]

2.6	New Parts Warranty. [***]

[***]

[***]

2.7	Ultimate Life Warranty.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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2.8	Campaign Change Warranty.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-EE1	EE1 Page 5
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[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-EE1	EE1 Page 6
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[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AVIATION FINANCE AND LEASING S.À.R.L.

Supplemental Exhibit SLP1
to Purchase Agreement Number PA-04258

XLR-PA-04258-SLP1	SLP1 Page 1
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 MAX X AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04258.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	lnspar wing ribs.

(iv)	lnspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)
External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

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(iii)
Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)
Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	lnspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

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(iii)	lnspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.            Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

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BOEING PROPRIETARY

NOTE:                          The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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XLR-PA-04258-LA-1402898

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.	Customer Responsibilities.

2.1            Supplier Selection. Customer will select SPE suppliers from a list provided by Boeing for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects a seat, galley, galley insert supplier or any other SPE equipment that is not on the Boeing recommended list, such seat, galley, galley insert or any other SPE equipment will, subject to Boeing approval, become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply. Boeing’s approval will only be withheld in the cases where Boeing, acting reasonably, does not have confidence in the supplier’s ability to support Boeing’s quality system or its ability to certify the applicable commodity for installation on a timely basis. At Customer’s request, Boeing will provide a substantiation of their position.

2.2            Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within ten (10) days of the supplier selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within thirty (30) days of the ITCM or as otherwise identified by Boeing:

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(i)
for emergency/miscellaneous equipment, providing standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery; and

(ii)
for seats, galleys, galley inserts, and in-flight entertainment and cabin communications systems (IFE/CCS), negotiating price directly with the suppliers, product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

2.3            Configuration Requirements. Customer is responsible for selecting equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment. Customer will meet with Boeing and the selected SPE suppliers in the ITCM and any other scheduled meetings or teleconferences in order to:

(i)	for emergency/miscellaneous equipment, provide to Boeing the selected part specification/Customer requirements;

(ii)
for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings or teleconferences with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;

(iii)
for galleys. provide to Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A;

(iv)	for seats, Customer provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.

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3.	Boeing Responsibilities.

3.1            Supplier Selection.

3.1.1            Bidder’s List. For information purposes, Boeing will submit to Customer a preliminary bidder’s list of existing and acceptable suppliers of seats and galleys two years prior to the supplier selection date(s) referred to in paragraph 2 (i) above and a final bidder’s list of existing and acceptable suppliers of seats and galleys [***] prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

3.1.2            Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

3.1.3            Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.1.4            Customer may request the bidder list or for Boeing to submit an RFQ earlier than the time scales described above. Boeing will not unreasonably deny such request.

3.2	Additional Boeing responsibilities:

(i)	placing and managing the purchase orders with the suppliers;

(ii)	coordinating with the suppliers on technical issues;

(iii)	for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)	for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications:

(v)	ensuring that the delivered SPE complies with the part specification;

(vi)	obtaining certification of the Aircraft with the SPE installed;

(vii)
for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.	IFE/CCS Software.

IFE/CCS may contain software of the following two (2) types:

4.1            Systems Software. The software required to operate and certify the IFEICCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2            Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

4.2.1            Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

4.2.2            The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

4.2.3            Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

4.2.4            Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5.	Price.

5.1            Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.2            Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

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7.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

8.1            If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out‑of‑sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1.1            delay delivery of the Aircraft;

8.1.2            deliver the Aircraft without installing the SPE;

8.1.3            provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.1.4            increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses [***] incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

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Attachment A

1.	Supplier Selection.

Customer will:

1.1            Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Seats	[***]
Galleys/Furnishings	[***]
Antennas and Mounting Equipment	[***]
Avionics	[***]
IFE/CCS	[***]
Miscellaneous Emergency Equipment	[***]
Textiles/Raw Material	[***]
Cargo Systems*(single Aisle Programs only)	[***]
Provision Kits (single Aisle Programs only)	[***]
Radomes (single Aisle Programs only)	[***]

**Actual supplier selection dates will be provided on or around the date when Boeing provides notice of the scheduled delivery month to Customer. Boeing will communicate in advance with Customer to insure lead times are reasonable.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

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XLR-PA-04258-LA-1402899

Aviation Finance and Leasing S.a.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft).

b) Customer                                        Services General Terms Agreement No. XLR-CSGTA (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for ‘‘Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1           Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2            Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3            Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.	Phased Provisioning.

2.1            Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

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2.2            Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting in Dublin, Ireland where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3            Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4            Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1            Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2            Prices of Initial Provisioning Spare Parts.

3.2.1            Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for one hundred and eighty (180) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2            Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier’s list price for such items.

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3.3            QEC Kits, Standards Kits. Raw Material Kits. Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1            Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2            Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.	Repurchase of Provisioning Items.

6.1             Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft , and ending five (5) years after such delivery, Boeing will,

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upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2            Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3            Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4            Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5            Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6            Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its

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Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft , such termination will, if Customer so requests by written notice received by Boeing within thirty (30) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

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XLR-PA-04258-LA-1402900

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Flight Crew Training Spare Parts Support

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Definition of Terms:

Flight Crew Training: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

Removed Parts: Parts removed from an Aircraft during Flight Crew Training.

Replacement Parts: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

Standby Parts: Parts which are owned by Customer and located at Customer’s designated storage area at Boeing to support Flight Crew Training.

Training Aircraft: The Aircraft delivered to Customer and used for Flight Crew Training.

2.	Provisioning of Spare Parts.

To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and, Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.

3.	Disposition of Removed Parts.

With respect to Removed Parts, Boeing may:

(i)	repair such Removed Parts, at no charge to Customer, and either retain such parts as Standby Spare Parts or return the Removed Parts to Customer, at Customer expense;

(ii)	return the Removed Parts to Customer at Customer’s expense; or

(iii)
return the Removed Parts to the manufacturer for repair or replacement under such manufacturer’s warranty. Upon Boeing’s receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Parts or return such Removed Parts or their replacements to Customer, at Customer’s expense.

Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.

4.	Redelivery of Standby Parts.

Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.

5.	Non-performance by Customer.

If Customer’s non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

(i)	purchase Standby Spare Parts and invoice Customer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

(ii)	cancel or reschedule the Flight Crew Training;

(iii)	invoice Customer for any expenses, including but not limited to ground handling expenses, maintenance costs and storage costs, that are directly attributable to the delay in the Flight Crew Training.

6.	Customer Warranty.

Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing’s receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

7.	Title and Risk of Loss.

Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04256-LA-1402901

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA-XLR between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

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5.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [***]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

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BOEING PROPRIETARY

XLR-PA-04258-LA-1402902

Aviation Finance and Leasing S.à. r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

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4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

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XLR-PA-04258-LA-1402902	LA Page 2
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BOEING PROPRIETARY

XLR-PA-04258-LA-1402903

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

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5.	[***]

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6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar
Its	Director

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Attachment A to
Letter Agreement XLR-PA-04258-LA-1402900

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BOEING PROPRIETARY

XLR-PA-04258-LA-1402904

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

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2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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XLR-PA-04258-LA-1402904	LA Page 1
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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402904	LA Page 2
Aircraft Performance Guarantees
BOEING PROPRIETARY

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]	[***]
[***]
[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]	[***]
[***]
[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]	[***]
[***]
[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]	[***]
[***]
[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]	[***]
[***]
[***]

XLR-PA-04258-LA-1402905

Aviation Finance and Leasing S.a.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement for promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Commitment.

[***]

2.	[***]

[***]

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402905	LA Page 1
Promotional Support-[***]
BOEING PROPRIETARY

Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402905	LA Page 2
Promotional Support-[***]
BOEING PROPRIETARY

XLR-PA-04258-LA-1402907

Aviation Finance and Leasing S.a r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:                          [***]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	[***]

[***]

[***]

[***]

2.	[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402907	LA Page 1
[***]
BOEING PROPRIETARY

3.	[***]

[***]

4.	[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.	[***]

[***]

[***]

6.	[***]
[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402907	LA Page 2
[***]
BOEING PROPRIETARY

[***]

7.	[***]

[***]

[***]

8.	[***]

[***]

9.	[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402907	LA Page 3
[***]
BOEING PROPRIETARY

10.	[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402907	LA Page 4
[***]
BOEING PROPRIETARY

11.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402907	LA Page 5
[***]
BOEING PROPRIETARY

XLR-PA-04258-LA-1402908

Aviation Finance and Leasing S.á.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Shareholder Approval

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.a.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            Shareholder Approval.

1.1            Customer will use all reasonable efforts to obtain approval for the purchase of the Aircraft from Shareholders of Ryanair Holdings pie as soon as practicable after the signing of this Letter Agreement, and will advise Boeing promptly after such approval has been obtained. If Boeing has not received written notice from Customer within ninety (90) days after the date of signing the Definitive Agreement, (Approval Deadline) that approval has been obtained, then the Purchase Agreement will be terminated immediately thereafter.

2.	Effect of Termination.

If there is any termination under the above provisions, all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments, received by Boeing from Customer pursuant to the Purchase Agreement and Customer will promptly refund to Boeing all applicable advanced credits provided with respect to the Aircraft.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XLR-PA-04258-LA-1402908	LA Page 1
Shareholder Approval
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402908	LA Page 2
Shareholder Approval
BOEING PROPRIETARY

XLR-PA-04258-LA-1402909

Aviation Finance and Leasing S.à.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[***]

[***]

[***]

[***]

2.	[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402909	LA Page 1
[***]
BOEING PROPRIETARY

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402909	LA Page 2
[***]
BOEING PROPRIETARY

XLR-PA-04258-LA-1402910

Aviation Finance and Leasing S.á.r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference: Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S. á.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Background

[***]

2.	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402910	LA Page 1
[***]
BOEING PROPRIETARY

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

3.	[***]

[***]

4.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402910	LA Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402910	LA Page 3
[***]
BOEING PROPRIETARY

XLR-PA-04258-LA-1402911

Aviation Finance and Leasing S.à.r.l.
to 16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á.r.l., (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX X program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737 MAX X program develops as follows:

1.	Aircraft Delivery Schedule.

1.1	[***]

1.2            Prior to providing such notice described in Article 1.1, Boeing will consider and make reasonable efforts to accommodate Customer requests regarding Aircraft quantities in certain periods.

1.3	[***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402911	LA Page 1
Open Matters
BOEING PROPRIETARY

2.	Aircraft Configuration.

2.1            The initial configuration of Customer’s Model 737 MAX X Aircraft has been defined by Boeing Model 737 MAX X Airplane Description Document No. [***] as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1            No later than [***] prior to the first Aircraft’s scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2            Within [***] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3            Unless mutually agreed otherwise between the Parties, Customer will then elect to either accept or reject the optional features [***].

2.1.4            Within [***] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

(i)	changes applicable to the basic Model MAX X aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

(ii)	incorporation into Exhibit A of the Purchase Agreement by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

(iii)	revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE; and

(iv)	[***]

2.2	[***]

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XLR-PA-04258-LA-1402911	LA Page 2
Open Matters
BOEING PROPRIETARY

2.3            The overall configuration and functionality of Customer’s MAX X Aircraft will, [***] The overall standard features and functions available on Customer’s MAX X model aircraft will be [***] those features and functions available on other MAX variants.

3.	Customer Support Variables.

3.1            The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post-delivery support package for the 737 MAX X and will provide this revised package to Customer no later than thirty-six (36) months prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer an overall Boeing post-delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

3.2            Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post-delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainabiitly and operational efficiency of the Aircraft.

4.	Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737 MAX X program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need, subject to mutual agreement, to execute or amend additional letter agreements letter agreements addressing one (1) or more of the following:

4.1            Software. Additional provisions relating to software and software loading.

4.2            Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE or IFE in the Aircraft.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402911	LA Page 3
Open Matters
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402911	LA Page 4
Open Matters
BOEING PROPRIETARY

XLR-PA-04258-LA-1402912

Aviation Finance and Leasing S.à r.l
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á r.l (Customer) relating to Model 737 MAX X aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contaiined in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737 MAX X aircraft as option aircraft under the terms and conditions of the Purchase Agreement (except to the extent provided otherwise by this Letter Agreement) (Option Aircraft).

2.	Delivery.

The number of aircraft and delivery months are listed in the Attachment to this Letter Agreement.

3.	Configuration.

3.1            Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be [***]. Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2            Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1 and further provided that the [***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402912	LA Page 1
Option Aircraft
BOEING PROPRIETARY

4.	Price.

4.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

4.2	[***]

4.3	[***]

5.	Payment.

5.1	[***]

5.2	[***]

6.	Option Exercise.

6.1	Customer may exercise an option [***]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402912	LA Page 2
Option Aircraft
BOEING PROPRIETARY

6.2	[***]

7.	Definitive Agreement.

Following Customer’s exercise of an option the parties will sign a definitive agreement for the purchase of such Option Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise. The Definitive Agreement will be upon the same terms as the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within thirty (30) days following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other within five (5) days. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the Option Deposit for that Option Aircraft and will have no further obligation with respect to that Option Aircraft.

8.	[***]

[***]

9.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

XLR-PA-04258-LA-1402912	LA Page 3
Option Aircraft
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402912	LA Page 4
Option Aircraft
BOEING PROPRIETARY

Attachment To
Letter Agreement No. XLR-PA-04258-LA-1402912
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737 MAX X [***]	Detail Specification:	[***]
Engine Model/Thrust:	[***] [***]	Airframe Price Base Year/Escalation Formula:	[***] [***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***] [***]
Optional Features Estimate:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI)	[***]
Buyer Furnished Equipment (BPE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2020	3	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2020	3	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
May-2020	3	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2020	3	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2020	3	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2021	4	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2021	4	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2021	4	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2021	4	[***]	[***]	[***]	[***]	[***]	[***]
May-2021	4	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2021	3	[***]	[***]	[***]	[***]	[***]	[***]

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XLR-PA-04258-LA-1402913 70099-1O.TXT	LA Page 1
BOEING PROPRIETARY

Oct-2021	3	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2021	2	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2022	4	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2022	4	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2022	4	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2022	4	[***]	[***]	[***]	[***]	[***]	[***]
May-2022	4	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2022	3	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2022	2	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
May-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2023	3	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]	[***]	[***]	[***]	[***]
Total	100

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XLR-PA-04258-LA-1402913 70099-1O.TXT	LA Page 2
BOEING PROPRIETARY

XLR-SU-1403203

Aviation Finance and Leasing S.à r.l.
16, Avenue Pasteur
L-2310
Luxembourg

Subject:	[***]

Reference:	1)	Purchase	Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S. à r.l. (Customer) relating to Model 737 MAX X aircraft

2)            Customer Services General Terms Agreement No. CSGTA-XLR (CSGTA) between Boeing and Customer, dated March 18, 2013

The Boeing Company (Boeing) recognizes that, as a result of Customer’s purchase of model 737 MAX X aircraft Customer or an affiliate operator will purchase Boeing goods and services in order to support the model 737 MAX X aircraft.

[***]

Nothing in this agreement will be construed as permitting Boeing to renege on any terms of this letter agreement.

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6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this agreement to be confidential. Customer agrees to treat this agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7th, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

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